99.1       Press Release dated August 10, 2004.


                              FOR IMMEDIATE RELEASE

     ENVIRONMENTAL SAFEGUARDS, INC. SUBSIDIARY
     FILES FOR CHAPTER 11 BANKRUPTCY PROTECTION

HOUSTON, August 10, 2004 --- Environmental Safeguards, Inc. (ELSF:OB), parent company of OnSite Technology L.L.C. ("OnSite") announces OnSite's filing for chapter 11 bankruptcy protection in the U.S. Bankruptcy Court, Southern District of Texas, Houston Division.

OnSite intends to timely submit for approval of the U.S. Bankruptcy Court a plan of reorganization that enables OnSite to pay its secured creditors in full from the sale of a portion of its assets. While there can be no assurance of success in litigation, OnSite believes it owns at least one cause of action that will realize value for its creditors.

     CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release may contain statements deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act. Any statement that is not a statement of historical fact may be deemed to be a forward-looking statement. Forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates, and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Forward-looking statements may include, without limitation, statements concerning business, financial, growth, and financing strategies and objectives, costs and earnings projections, new business development, future products, and assumptions relating to any of these statements. Factors that may influence forward-looking statements or cause actual results to differ materially from those described or anticipated by the forward-looking statements may include, without limitation, the ability of OnSite to continue as a going concern; the ability of OnSite to obtain adequate debtor-in-possession financing; the ability of OnSite to operate pursuant to the terms of any debtor-in-possession financing; the ability of OnSite to obtain court approval with respect to motions in the Chapter 11 proceedings; the ability of OnSite to develop, prosecute, confirm, and consummate a plan of reorganization with respect to the Chapter 11 case; the risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for OnSite to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee, or to convert the case to Chapter 7 case; the ability of OnSite to obtain and maintain normal relationships and terms with vendors and service providers; the ability of OnSite to maintain contracts that are critical to the business and operations of OnSite; the potential adverse impact of the Chapter 11 case on the liquidity and/or results of operation of OnSite; the ability of OnSite to fund and execute its business plan; the ability of OnSite to attract, motivate, and retain key executives and employees; the ability of OnSite to attract and retain customers; demand and increased competition within the hazardous waste recycling services industry and the markets in which OnSite operates; general economic conditions; labor costs, financing costs, and the costs and availability of insurance; the results of arbitration and litigation; the ability of OnSite to sell any asset(s), as applicable; and stock volatility and illiquidity. Because of the risks and uncertainties related to these factors and other factors, including the terms of any reorganization plan ultimately confirmed, readers are cautioned not to place undue reliance on the forward-looking statements. There can be no assurance that any events or results described in any forward-looking statement will actually occur or be achieved. These factors may affect the value of the various pre-petition liabilities, common stock, and/or other equity and/or debt securities of OnSite and its parent. No assurance can be given as to what values, if any, will be ascribed to each of these constituencies in the bankruptcy proceedings, and it is possible that the equity of OnSite will be restructured in a manner that will substantially reduce or eliminate any remaining value. We undertake no obligation to publicly revise the forward-looking statements to reflect events or circumstances that arise after the date hereof or to reflect the occurrence of unanticipated events or circumstances. Readers should carefully review the risk factors described above and in other documents filed by Environmental Safeguards, Inc. with the SEC. Readers are specifically directed to risk factors in Environmental Safeguards, Inc.'s most recent form 10-QSB and 10 KSB.

For more information, please contact:
James S. Percell
Chairman, President and Chief Executive Officer
(713) 641-3838


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